Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Strategic Student & Senior Housing Trust, Inc., or the Company, in connection with the Company’s Annual Report on Form 10-K for the period ended December 31, 2019 (the “Report”) hereby certifies, to his knowledge, that:

(i)	the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 20, 2020	By:	/s/ H. Michael Schwartz
Date		H. Michael Schwartz
Chief Executive Officer and Director
(Principal Executive Officer)